UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 9, 2013
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2013, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:

Proposal One: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen G. Butler	4,492,857,032	29,929,866	18,522,732	1,203,515,081
Kimberly A. Casiano	4,481,584,043	42,239,500	17,483,636	1,203,515,081
Anthony F. Earley, Jr.	4,099,921,704	423,162,579	18,225,347	1,203,515,081
Edsel B. Ford II	4,385,964,386	145,584,226	9,760,917	1,203,515,081
William Clay Ford, Jr.	4,474,045,323	57,829,866	9,432,463	1,203,515,081
Richard A. Gephardt	4,257,573,361	267,327,369	16,408,900	1,203,515,081
James H. Hance, Jr.	4,278,442,668	242,789,057	20,077,905	1,203,515,081
William W. Helman IV	4,487,483,629	34,362,383	19,462,079	1,203,515,081
Jon M. Huntsman, Jr.	4,214,431,606	309,219,766	17,658,258	1,203,515,081
Richard A. Manoogian	3,708,160,142	811,120,739	22,022,658	1,203,521,172
Ellen R. Marram	4,185,464,945	337,809,174	18,035,511	1,203,515,081
Alan Mulally	4,498,493,527	33,262,750	9,553,353	1,203,515,081
Homer A. Neal	4,471,045,657	50,842,503	19,421,470	1,203,515,081
Gerald L. Shaheen	4,491,017,958	31,662,894	18,628,778	1,203,515,081
John L. Thornton	4,162,321,928	360,641,061	18,346,641	1,203,515,081

Proposal Two: Relating to Ratification of Independent Registered Public Accounting Firm. A proposal relating to ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2013 was adopted with the votes shown:

For      Against          Abstained      Broker Non-Votes
5,657,164,246         64,558,909         23,099,599             0

Proposal Three: Relating to Approval, on an Advisory Basis, of the Compensation of the Named Executives. A proposal relating to a shareholder advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For      Against          Abstained      Broker Non-Votes
4,207,455,648         308,620,024     25,226,867         1,203,521,172

Proposal Four: Relating to Approval of the Terms of the Company's Annual Incentive Compensation Plan. A proposal relating to the approval of the terms of the Company's Annual Incentive Compensation Plan was approved with the votes shown:

For      Against          Abstained      Broker Non-Votes
4,069,619,349         439,095,422     32,594,659         1,203,515,081

Proposal Five: Relating to Approval of the Terms of the Company's 2008 Long-Term Incentive Plan. A proposal relating to the approval of the terms of the Company's 2008 Long-Term Incentive Plan was approved with the votes shown:

For      Against          Abstained      Broker Non-Votes
3,606,668,964         899,689,107     34,951,559         1,203,515,081

Proposal Six: Relating to Approval of the Tax Benefit Preservation Plan. A proposal relating to the approval of the Tax Benefit Preservation Plan was approved with the votes shown:

For      Against          Abstained      Broker Non-Votes
4,294,100,338         226,514,377     20,688,551          1,203,521,172

Proposal Seven: Relating to Consideration of a Recapitalization Plan to Provide that All of the Company's Outstanding Stock Have One Vote Per Share. A proposal relating to consideration of a recapitalization plan to provide that all of the Company's outstanding stock have one vote per share was rejected with the votes shown:

For      Against          Abstained      Broker Non-Votes
1,517,209,392         3,001,205,457         22,893,343         1,203,515,081

Proposal Eight: Relating to Permitting Holders of 10% of Common Stock to Call Special Shareholder Meetings. A proposal relating to allowing holders of 10% of outstanding Common Stock to call special shareholder meetings was rejected with the votes shown:

For      Against          Abstained      Broker Non-Votes
883,024,244         3,634,381,424         23,901,477         1,203,515,081

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 14, 2013	By:	/s/ Louis J. Ghilardi
Louis J. Ghilardi
Assistant Secretary